UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143

Templeton Global Smaller Companies Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 8/31

Date of reporting period: 2/28/19

Item 1.	Reports to Stockholders.

Semiannual Report and Shareholder Letter February 28, 2019

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Templeton

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended February 28, 2019, the global economy generally expanded and many companies reported solid revenues and earnings. Global markets were pressured by concerns about increased technology company regulation, U.S. and European Union political uncertainties, major central banks’ interest-rate policies and the impact of the U.S.-China trade dispute on global growth and corporate earnings. Near period-end, the U.S. Federal Reserve’s indications of a cautious approach to its monetary policy decisions and investor optimism about U.S.-China trade negotiations supported markets. In this environment, small capitalization stocks in global developed and emerging markets had negative returns, as measured by the MSCI All Country World Index Small Cap Index.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 60 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance.

Templeton Global Smaller Companies Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Norman J. Boersma, CFA

President and Chief Executive Officer –

Investment Management

Templeton Global Smaller Companies Fund

This letter reflects our analysis and opinions as of February 28, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Templeton Global Smaller Companies Fund

This semiannual report for Templeton Global Smaller Companies Fund covers the period ended February 28, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies located anywhere in the world. The Fund may invest a significant amount of its assets in the securities of companies located in emerging markets, will invest its assets in issuers located in at least three different countries (including the U.S.) and will invest at least 40% of its net assets in foreign securities.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a -4.23% cumulative total return. In comparison, the MSCI All Country World Index (ACWI) Small Cap Index, which measures performance of small capitalization companies in global developed and emerging markets, posted a -6.75% total return.1 Please note index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The global economy expanded during the six months under review, despite weakness in certain regions. Global developed and emerging market stocks were aided at certain points during the period by upbeat economic data in some regions, encouraging corporate earnings reports, the U.S. Federal

Geographic Composition

Based on Total Net Assets as of 2/28/19

Reserve’s (Fed’s) indications of a cautious approach to its monetary policy decisions and optimism about a potential U.S.-China trade deal.

However, various factors weighed on global markets at certain points during the period, including concerns about tighter regulation of technology companies, political uncertainties in the U.S. and the European Union, the Fed’s interest-rate path and the European Central Bank’s (ECB’s) unwinding of its bond purchase program. Markets were further pressured by U.S. trade disputes with China and other trading partners, and their impact on global growth and corporate earnings. In this environment, global stocks, as measured by the MSCI ACWI, had a -2.70% total return for the six months ended February 28, 2019.1

The U.S. economy grew in 2018’s fourth quarter, though at a slower pace from the previous quarter partly due to a decline in housing investment. The unemployment rate was 3.8% in August 2018, and though it varied during the period, it remained unchanged at period-end.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.7% in August 2018 to 1.5% at period-end.2 The Fed raised its target range for the federal funds rate twice during the period, to 2.25%–2.50%, and continued reducing its balance sheet as

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. The index does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

2. Source: U.S. Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 14.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

part of its plan to normalize monetary policy. At its January meeting, the Fed held its target range for the federal funds rate unchanged and mentioned it would be patient in deciding further rate adjustments. Furthermore, the Fed’s January meeting minutes indicated that most policymakers favored announcing the end of balance sheet normalization by the end of 2019.

Top 10 Countries

2/28/19

% of Total Net Assets

U.S.	29.3%

Japan	11.1%

U.K.	5.5%

Germany	5.4%

Canada	5.2%

Taiwan	5.1%

Italy	4.2%

Sweden	4.1%

Finland	3.8%

Hong Kong	3.8%

In Europe, the U.K.’s quarterly gross domestic product (GDP) growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Bank of England kept its key policy rate unchanged during the period. After moderating in 2018’s third quarter, the eurozone’s quarterly GDP grew in the fourth quarter. The bloc’s annual inflation rate ended the period lower than in August 2018. The ECB kept its benchmark interest rate unchanged during the period and concluded its bond purchase program at the end of 2018. In January 2019, the ECB reiterated that it expected key interest rates to remain unchanged through at least the summer of 2019 and intended to reinvest principal payments from maturing bonds for an extended period of time.

In Asia, Japan’s quarterly GDP contracted in 2018’s third quarter but grew in the fourth quarter. The Bank of Japan left its benchmark interest rate unchanged during the period and continued its monetary stimulus measures.

In emerging markets, Brazil’s quarterly GDP growth accelerated in 2018’s third quarter but moderated in the fourth quarter. The Central Bank of Brazil kept its benchmark interest rate unchanged during the period. Russia’s annual GDP growth stabilized in 2018’s third quarter and accelerated in the fourth quarter. The Bank of Russia increased its key rate twice during the period to curtail inflation risks. China’s annual GDP growth moderated in 2018’s third and fourth quarters. The People’s Bank of China left its benchmark interest rate unchanged during the period, but it took measures to improve financial liquidity to mitigate the negative effects of the U.S.-China trade dispute and support economic growth. Overall, emerging market stocks, as measured by the MSCI Emerging Markets Index, posted a +0.46% total return during the six-month period.1

Investment Strategy

When choosing equity investments for the Fund, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider the company’s price/earnings ratio, profit margins and liquidation value. We may consider selling a security when we believe the security has become overvalued due to either its price appreciation or changes in the company’s fundamentals, when we believe that the market capitalization of a security has become too large, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

Several holdings performed well during the period under review. Amer Sports, based in Finland, holds an attractive portfolio of well-known global sports equipment brands that have driven strong operating performance. In September 2018, a consortium made an offer for Amer Sports, and the shares rose in anticipation of the deal, which is expected to close on June 30, 2019.

The shares of British sandwich retailer Greggs rose on surprisingly strong sales results due to shorter queues and enhanced marketing efforts. Greggs is a leading player in the U.K. take-away sandwich and savories market, and we believe in the longer term the company should have growth opportunities from new products and organic store expansion.

Italy-based Technogym, the world’s second-largest gym equipment manufacturer, also contributed. The company has a sizeable global market share, and recent efforts to expand revenue in the U.S. look promising to us. Since its creation, Technogym has built its brand on robust research and technological capabilities, innovative design and one of the widest product ranges in its industry. Technogym has experienced strong organic growth, and we believe its pricing power and ongoing focus on efficiencies should continue to lead to high margins and free cash flow generation.

The Fund also had some holdings that did not perform well during the period. The shares of India-based mortgage lender

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Dewan Housing Finance (not held at period-end), together with several India-based housing finance firms, declined as an unanticipated default by a major infrastructure company unsettled investors.

U.S.-based CommScope Holding manufactures telecommunication equipment, such as base station antennas and equipment for smaller wireless transmitters for use in metropolitan areas. Looking at the longer term, we believe CommScope is well-positioned to sell fiber, antennas and small cells to the carriers as they densify their networks in preparation for the eventual upgrade to 5G wireless technology.

Agrofresh Solutions is a U.S.-based specialty chemical company focused on preventing food waste in the production and storage of fresh fruit and produce. We believe Agrofresh is a misunderstood and underappreciated growth story. New management has developed a strategy to diversify and grow the business, and growth opportunities include geographical expansion, additional crops and new products. In addition, the company expects a significant sales boost from merger and acquisition activity over the next five years.

Top 10 Holdings

2/28/19

Company Sector/Industry, Country	% of Total Net Assets

Techtronic Industries Co. Ltd. Household Durables, Hong Kong	2.1%

Technogym SpA Leisure Products, Italy	2.1%

Amer Sports OYJ Leisure Products, Finland	2.0%

The Thule Group AB Leisure Products, Sweden	1.9%

Columbia Sportswear Co. Textiles, Apparel & Luxury Goods, U.S.	1.8%

Freshpet Inc. Food Products, U.S.	1.8%

Huhtamaki OYJ Containers & Packaging, Finland	1.8%

AllianceBernstein Holding LP Capital Markets, U.S.	1.8%

Tsumura & Co. Pharmaceuticals, Japan	1.8%

Barco NV Electronic Equipment, Instruments & Components, Belgium	1.7%

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

David Tuttle, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of February 28, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Performance Summary as of February 28, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 2/28/19

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]

A3

6-Month	-4.23%	-9.46%

1-Year	-5.41%	-10.59%

5-Year	+17.27%	+2.07%

10-Year	+270.81%	+13.37%

Advisor

6-Month	-4.09%	-4.09%

1-Year	-5.18%	-5.18%

5-Year	+18.83%	+3.51%

10-Year	+279.37%	+14.26%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

PERFORMANCE SUMMARY

Distributions (9/1/18–2/28/19)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total

A	$0.0694	$0.0644	$0.5889	$0.7227

C	$ —	$0.0644	$0.5889	$0.6533

R6	$0.1085	$0.0644	$0.5889	$0.7618

Advisor	$0.0958	$0.0644	$0.5889	$0.7491

Total Annual Operating Expenses[4]

Share Class
A	1.33%

Advisor	1.08%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. In addition, smaller company stocks have historically exhibited greater price volatility than larger company stocks, particularly over the short term. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns would have differed. Total returns with sales charges have been restated to reflect the current maximum initial sales charge of 5.50%.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expenses ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 9/1/18	Value 2/28/19	9/1/18–2/28/19[1,2]	Value 2/28/19	9/1/18–2/28/19[1,2]	Ratio[2]
A	$1,000	$957.70	$ 6.41	$1,018.25	$ 6.61	1.32%
C	$1,000	$955.00	$10.03	$1,014.53	$10.34	2.07%
R6	$1,000	$959.50	$ 4.57	$1,020.13	$ 4.71	0.94%
Advisor	$1,000	$959.10	$ 5.20	$1,019.49	$ 5.36	1.07%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 181/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Highlights

	Six Months Ended February 28, 2019 (unaudited)
			Year Ended August 31,
		2018	2017	2016	2015	2014

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.39	$ 9.92	$ 8.63	$ 8.32	$ 9.20	$ 7.81

Income from investment operations[a]:
Net investment income[b]	0.01	0.07	0.06	0.04	0.05	0.03
Net realized and unrealized gains (losses)	(0.58)	0.86	1.29	0.29	(0.83)	1.38

Total from investment operations	(0.57)	0.93	1.35	0.33	(0.78)	1.41

Less distributions from:
Net investment income	(0.07)	(0.07)	(0.03)	(0.02)	(0.04)	(0.02)
Net realized gains	(0.65)	(0.39)	(0.03)	—	(0.06)	—

Total distributions	(0.72)	(0.46)	(0.06)	(0.02)	(0.10)	(0.02)

Net asset value, end of period	$ 9.10	$10.39	$ 9.92	$ 8.63	$ 8.32	$ 9.20

Total return[c]	(4.23)%	9.23%	15.73%	3.95%	(8.44)%	18.09%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.32%	1.33%	1.40%	1.42%	1.38%	1.34%
Expenses net of waiver and payments by affiliates	1.32% [e]	1.33% [e,f]	1.39% [f]	1.41%	1.38% [e]	1.34%
Net investment income	0.22%	0.72%	0.65%	0.47%	0.52%	0.28%

Supplemental data
Net assets, end of period (000’s)	$1,095,950	$1,177,880	$1,049,481	$1,020,120	$960,417	$1,082,873
Portfolio turnover rate	6.36%	32.61%	23.49%	28.73%	22.16%	25.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)
		Year Ended August 31,
		2018	2017	2016	2015	2014

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.82	$ 9.41	$ 8.22	$ 7.97	$ 8.83	$ 7.53

Income from investment operations[a]:
Net investment income (loss)[b]	(0.02)	(—)[c]	(0.01)	(0.02)	(0.02)	(0.04)
Net realized and unrealized gains (losses)	(0.55)	0.80	1.23	0.27	(0.78)	1.34

Total from investment operations	(0.57)	0.80	1.22	0.25	(0.80)	1.30

Less distributions from:
Net investment income	—	—	—	—	—	—
Net realized gains	(0.65)	(0.39)	(0.03)	—	(0.06)	—

Total distributions	(0.65)	(0.39)	(0.03)	—	(0.06)	—

Net asset value, end of period	$ 8.60	$ 9.82	$ 9.41	$ 8.22	$ 7.97	$ 8.83

Total return[d]	(4.50)%	8.39%	14.88%	3.14%	(9.06)%	17.26%

Ratios to average net assets[e]
Expenses before waiver and payments by affiliates	2.07%	2.08%	2.15%	2.17%	2.13%	2.09%
Expenses net of waiver and payments by affiliates	2.07% [f]	2.08% [f,g]	2.14% [g]	2.16%	2.13% [f]	2.09%
Net investment income (loss)	(0.53)%	(0.03)%	(0.10)%	(0.28)%	(0.23)%	(0.47)%

Supplemental data
Net assets, end of period (000’s)	$21,341	$38,345	$30,579	$33,802	$36,829	$47,636
Portfolio turnover rate	6.36%	32.61%	23.49%	28.73%	22.16%	25.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

gBenefit of expense reduction rounds to less than 0.01%.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)
			Year Ended August 31,
		2018	2017	2016	2015	2014

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.44	$ 9.97	$ 8.68	$ 8.37	$ 9.25	$ 7.84

Income from investment operations[a]:
Net investment income[b]	0.03	0.13	0.10	0.08	0.08	0.09
Net realized and unrealized gains (losses)	(0.59)	0.84	1.29	0.28	(0.82)	1.38

Total from investment operations	(0.56)	0.97	1.39	0.36	(0.74)	1.47

Less distributions from:
Net investment income	(0.11)	(0.11)	(0.07)	(0.05)	(0.08)	(0.06)
Net realized gains	(0.65)	(0.39)	(0.03)	—	(0.06)	—

Total distributions	(0.76)	(0.50)	(0.10)	(0.05)	(0.14)	(0.06)

Net asset value, end of period	$ 9.12	$ 10.44	$ 9.97	$ 8.68	$ 8.37	$ 9.25

Total return[c]	(4.05)%	9.65%	16.18%	4.42%	(7.99)%	18.72%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	0.96%	0.95%	0.96%	0.95%	0.94%	0.92%
Expenses net of waiver and payments by affiliates	0.94%	0.94%[e]	0.93%[e]	0.94%	0.94%[f]	0.92%
Net investment income	0.60%	1.11%	1.11%	0.94%	0.96%	0.70%

Supplemental data
Net assets, end of period (000’s)	$94,912	$101,384	$22,318	$20,690	$22,148	$26,371
Portfolio turnover rate	6.36%	32.61%	23.49%	28.73%	22.16%	25.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL HIGHLIGHTS

	Six Months Ended February 28, 2019 (unaudited)
			Year Ended August 31,
		2018	2017	2016	2015	2014

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 10.45	$ 9.97	$ 8.67	$ 8.36	$ 9.24	$ 7.84

Income from investment operations[a]:
Net investment income[b]	0.02	0.09	0.09	0.06	0.07	0.03
Net realized and unrealized gains (losses)	(0.58)	0.85	1.30	0.29	(0.83)	1.41

Total from investment operations	(0.56)	0.94	1.39	0.35	(0.76)	1.44

Less distributions from:
Net investment income	(0.10)	(0.07)	(0.06)	(0.04)	(0.06)	(0.04)
Net realized gains	(0.65)	(0.39)	(0.03)	—	(0.06)	—

Total distributions	(0.75)	(0.46)	(0.09)	(0.04)	(0.12)	(0.04)

Net asset value, end of period	$ 9.14	$10.45	$ 9.97	$ 8.67	$ 8.36	$ 9.24

Total return[c]	(4.09)%	9.50%	16.02%	4.18%	(8.21)%	18.40%

Ratios to average net assets[d]
Expenses before waiver and payments by affiliates	1.07%	1.08%	1.15%	1.17%	1.13%	1.09%
Expenses net of waiver and payments by affiliates	1.07% [e]	1.08% [e,f]	1.14% [f]	1.16%	1.13% [e]	1.09%
Net investment income	0.47%	0.97%	0.90%	0.72%	0.77%	0.53%

Supplemental data
Net assets, end of period (000’s)	$65,637	$81,450	$108,279	$50,213	$42,778	$62,955
Portfolio turnover rate	6.36%	32.61%	23.49%	28.73%	22.16%	25.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements.	Semiannual Report	13

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Statement of Investments, February 28, 2019 (unaudited)

	Industry	Shares/ Units	Value
Common Stocks and Other Equity Interests 93.0%
Belgium 2.2%
Barco NV	Electronic Equipment, Instruments & Components	146,444	$22,345,164
Ontex Group NV	Personal Products	287,637	6,048,746

			28,393,910

Brazil 1.9%
Camil Alimentos SA	Food Products	6,991,600	13,388,269
M. Dias Branco SA	Food Products	893,800	11,183,361

			24,571,630

Canada 5.2%
[a] Badger Daylighting Ltd.	Construction & Engineering	444,000	12,900,228
Canaccord Genuity Group Inc.	Capital Markets	2,940,600	14,459,403
[a,b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	114,900	6,545,755
Canadian Western Bank	Banks	415,100	9,669,262
Mullen Group Ltd.	Energy Equipment & Services	1,009,300	9,649,638
The North West Co. Inc.	Food & Staples Retailing	256,300	6,260,436
Shawcor Ltd.	Energy Equipment & Services	442,400	6,953,057

			66,437,779

Colombia 0.6%
[b] Gran Tierra Energy Inc.	Oil, Gas & Consumable Fuels	3,598,100	8,121,566

Denmark 0.9%
Matas AS	Specialty Retail	463,930	4,907,815
[b] Nilfisk Holding AS	Machinery	151,447	6,429,278

			11,337,093

Finland 3.8%
Amer Sports OYJ	Leisure Products	565,722	25,642,698
Huhtamaki OYJ	Containers & Packaging	638,131	23,103,555

			48,746,253

Germany 5.4%
Gerresheimer AG	Life Sciences Tools & Services	235,015	18,043,953
Grand City Properties SA	Real Estate Management & Development	652,387	15,360,592
Jenoptik AG	Electronic Equipment, Instruments & Components	442,673	16,122,660
Rational AG	Machinery	14,086	9,228,742
[b] zooplus AG	Internet & Direct Marketing Retail	78,133	10,309,196

			69,065,143

Hong Kong 3.8%
Johnson Electric Holdings Ltd.	Electrical Equipment	4,896,780	11,952,267
Techtronic Industries Co. Ltd.	Household Durables	4,015,790	26,832,470
Value Partners Group Ltd.	Capital Markets	11,893,700	9,666,780

			48,451,517

India 0.9%
DCB Bank Ltd.	Banks	2,917,037	7,484,070
Welspun India Ltd.	Textiles, Apparel & Luxury Goods	5,791,307	4,214,312

			11,698,382

Indonesia 0.0%†
[b,c] Sakari Resources Ltd.	Metals & Mining	1,342,000	678,426

14	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Italy 4.2%
Interpump Group SpA	Machinery	671,437	$21,766,193
Technogym SpA	Leisure Products	2,069,756	26,508,788
[a] Tod’s SpA	Textiles, Apparel & Luxury Goods	111,251	5,474,226

			53,749,207

Japan 11.1%
Asics Corp.	Textiles, Apparel & Luxury Goods	1,109,500	14,754,175
Bunka Shutter Co. Ltd.	Building Products	1,083,500	8,079,218
Dowa Holdings Co. Ltd.	Metals & Mining	444,200	14,508,394
Ezaki Glico Co. Ltd..	Food Products	228,700	11,574,032
Idec Corp.	Electrical Equipment	529,700	9,615,354
IDOM Inc..	Specialty Retail	1,813,600	6,118,835
Kobayashi Pharmaceutical Co. Ltd..	Personal Products	183,878	14,816,496
MEITEC Corp.	Professional Services	165,300	7,564,539
Morita Holdings Corp.	Machinery	375,900	6,148,914
Nihon Parkerizing Co. Ltd.	Chemicals	529,300	6,986,409
Tadano Ltd.	Machinery	574,900	5,989,133
TechnoPro Holdings Inc.	Professional Services	110,900	5,980,609
Tsumura & Co.	Pharmaceuticals	720,600	22,727,884
Zojirushi Corp.	Household Durables	605,500	6,460,043

			141,324,035

Netherlands 2.3%
Aalberts Industries NV	Machinery	167,048	6,173,384
Arcadis NV	Construction & Engineering	610,296	10,259,998
PostNL NV	Air Freight & Logistics	4,791,553	12,889,610

			29,322,992

Norway 0.4%
[a] XXL ASA	Specialty Retail	1,394,403	5,343,227

Poland 0.8%
CCC SA	Textiles, Apparel & Luxury Goods	206,506	10,012,511

South Korea 1.6%
BNK Financial Group Inc.	Banks	1,715,645	10,804,117
DGB Financial Group Inc.	Banks	1,326,636	9,992,249

			20,796,366

Spain 1.3%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	342,899	16,303,274

Sweden 4.1%
[a] Billerudkorsnas AB	Containers & Packaging	530,343	6,905,911
Cloetta AB, B	Food Products	2,298,176	5,880,704
Dometic Group AB	Auto Components	1,784,889	14,886,150
[d] The Thule Group AB, Reg S	Leisure Products	1,097,430	24,399,212

			52,071,977

Switzerland 3.7%
Bucher Industries AG	Machinery	46,681	14,469,870
Logitech International SA	Technology Hardware, Storage & Peripherals	306,870	11,529,106
[b] Luxoft Holding Inc.	IT Services	203,600	11,867,844
Tecan Group AG	Life Sciences Tools & Services	39,257	8,904,258

			46,771,078

franklintempleton.com	Semiannual Report	15

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares/ Units	Value
Common Stocks and Other Equity Interests (continued)
Taiwan 5.1%
Chicony Electronics Co. Ltd..	Technology Hardware, Storage & Peripherals	6,221,432	$13,724,044
Giant Manufacturing Co. Ltd.	Leisure Products	1,908,311	10,493,049
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	20,063,000	16,433,879
Merida Industry Co. Ltd.	Leisure Products	1,652,000	8,628,171
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	5,166,000	15,803,341

			65,082,484

United Kingdom 5.5%
Bellway PLC	Household Durables	145,767	5,847,815
Bovis Homes Group PLC	Household Durables	386,317	5,540,888
Greggs PLC	Hotels, Restaurants & Leisure	587,140	13,938,104
Janus Henderson Group PLC	Capital Markets	583,933	14,306,359
Man Group PLC	Capital Markets	6,369,846	11,670,483
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	928,510	12,437,038
SIG PLC	Trading Companies & Distributors	4,164,436	6,914,639

			70,655,326

United States 28.2%
[b,e] Agrofresh Solutions Inc..	Chemicals	2,901,800	12,506,758
Alamo Group Inc.	Machinery	229,510	22,042,140
AllianceBernstein Holding LP	Capital Markets	780,765	22,743,684
[b] BrightView Holdings Inc.	Commercial Services & Supplies	31,000	418,500
Columbia Sportswear Co.	Textiles, Apparel & Luxury Goods	227,350	23,405,683
[b] CommScope Holding Co. Inc..	Communications Equipment	344,000	8,018,640
[a,b] Duluth Holdings Inc.	Internet & Direct Marketing Retail	395,800	10,053,320
[b] Ferro Corp.	Chemicals	1,109,840	21,519,798
[b] Freshpet Inc.	Food Products	561,800	23,157,396
[b] Hibbett Sports Inc.	Specialty Retail	231,590	4,293,679
Hillenbrand Inc.	Machinery	500,410	22,163,159
Huntington Bancshares Inc.	Banks	1,466,399	21,130,810
Hyster-Yale Materials Handling Inc..	Machinery	178,800	12,097,608
Jones Lang LaSalle Inc..	Real Estate Management & Development	104,700	17,288,064
[b] Knowles Corp.	Electronic Equipment, Instruments & Components	1,352,410	22,017,235
LCI Industries	Auto Components	147,880	12,049,262
[b] Patrick Industries Inc.	Building Products	151,035	6,828,292
Simpson Manufacturing Co. Inc.	Building Products	217,940	13,061,144
[b] Sonos Inc.	Household Durables	538,000	5,557,540
SpartanNash Co.	Food & Staples Retailing	527,420	10,010,432
STORE Capital Corp.	Equity Real Estate Investment Trusts (REITs)	197,000	6,396,590
[b] Texas Capital Bancshares Inc.	Banks	110,770	6,760,293
[b] Trimas Corp.	Machinery	531,950	17,197,944
[b] Tutor Perini Corp.	Construction & Engineering	847,350	15,947,127
United Insurance Holdings Corp..	Insurance	856,490	14,029,306
Winnebago Industries Inc.	Automobiles	284,710	9,290,087

			359,984,491

Total Common Stocks and Other Equity Interests (Cost $936,300,642)			1,188,918,667

16	Semiannual Report	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

STATEMENT OF INVESTMENTS (UNAUDITED)

	Industry	Shares	Value

Management Investment Companies (Cost $13,408,298) 1.1%
United States 1.1%
iShares Russell 1000 ETF	Diversified Financial Services	90,100	$13,982,619

Preferred Stocks (Cost $6,830,164) 0.9%
Brazil 0.9%
[f] Alpargatas SA, 1.307%, pfd.	Textiles, Apparel & Luxury Goods	2,245,750	11,471,732

Total Investments before Short Term Investments (Cost $956,539,104)			1,214,373,018

		Principal Amount

Short Term Investments 7.5%

U.S. Government and Agency Securities (Cost $61,796,137) 4.9%
United States 4.9%
[g] FHLB, 3/01/19		$61,800,000	61,800,000

		Shares

[h] Investments from Cash Collateral Received for Loaned Securities 2.6%
Money Market Funds (Cost $33,216,685) 2.6%
United States 2.6%
[i,j] Institutional Fiduciary Trust Money Market Portfolio, 2.06%		33,216,685	33,216,685

Total Investments (Cost $1,051,551,926) 102.5%			1,309,389,703
Other Assets, less Liabilities (2.5)%			(31,549,051)

Net Assets 100.0%			$1,277,840,652

See Abbreviations on page 29.

†Rounds to less than 0.1% of net assets.

aA portion or all of the security is on loan at February 28, 2019. See Note 1(c).

bNon-income producing.

cFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

dSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At February 28, 2019, the value of this security was $24,399,212, representing 1.9% of net assets.

eSee Note 8 regarding holdings of 5% voting securities.

fVariable rate security. The rate shown represents the yield at period end.

gThe security was issued on a discount basis with no stated coupon rate.

hSee Note 1(c) regarding securities on loan.

iSee Note 3(f) regarding investments in affiliated management investment companies.

jThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Financial Statements

Statement of Assets and Liabilities

February 28, 2019 (unaudited)

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 996,940,033
Cost - Non-controlled affiliates (Note 3f and 8)	54,611,893

Value - Unaffiliated issuers+	$1,263,666,260
Value - Non-controlled affiliates (Note 3f and 8)	45,723,443
Cash	3,421
Receivables:
Capital shares sold	958,319
Dividends and interest	2,717,760
European Union tax reclaims	1,273,227
Other assets	1,326

Total assets	1,314,343,756

Liabilities:
Payables:
Investment securities purchased	91,360
Capital shares redeemed	1,444,504
Management fees	817,121
Distribution fees	230,918
Transfer agent fees	250,583
Payable upon return of securities loaned	33,216,685
Accrued expenses and other liabilities	451,933

Total liabilities	36,503,104

Net assets, at value	$1,277,840,652

Net assets consist of:
Paid-in capital	$1,020,634,996
Total distributable earnings (loss)	257,205,656

Net assets, at value	$1,277,840,652

Class A:
Net assets, at value	$1,095,949,587

Shares outstanding	120,380,036

Net asset value per share[a]	$9.10

Maximum offering price per share (net asset value per share ÷ 94.50%)	$9.63

Class C:
Net assets, at value	$ 21,341,351

Shares outstanding	2,481,225

Net asset value and maximum offering price per share[a]	$8.60

Class R6:
Net assets, at value	$ 94,912,250

Shares outstanding	10,402,326

Net asset value and maximum offering price per share	$9.12

Advisor Class:
Net assets, at value	$ 65,637,464

Shares outstanding	7,177,525

Net asset value and maximum offering price per share	$9.14

+Includes securities loaned	$ 31,473,760

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended February 28, 2019 (unaudited)

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 7,717,529
Interest:
Unaffiliated issuers	686,285
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	469,368
Non-controlled affiliates (Note 3f)	308,638
Other income (Note 1d)	295,375

Total investment income	9,477,195

Expenses:
Management fees (Note 3a)	5,346,361
Distribution fees: (Note 3c)
Class A	1,311,124
Class C	123,115
Transfer agent fees: (Note 3e)
Class A	781,854
Class C	18,421
Class R6	17,662
Advisor Class	50,988
Custodian fees (Note 4)	67,425
Reports to shareholders	95,860
Registration and filing fees	62,997
Professional fees	58,052
Trustees’ fees and expenses	68,230
Other	24,864

Total expenses	8,026,953
Expenses waived/paid by affiliates (Note 3f and 3g)	(64,150)

Net expenses	7,962,803

Net investment income	1,514,392

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	11,863,555
Foreign currency transactions	(55,543)

Net realized gain (loss)	11,808,012

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(70,173,058)
Non-controlled affiliates (Note 3f and 8)	(6,790,212)
Translation of other assets and liabilities denominated in foreign currencies	(11,751)
Change in deferred taxes on unrealized appreciation	262,482

Net change in unrealized appreciation (depreciation)	(76,712,539)

Net realized and unrealized gain (loss)	(64,904,527)

Net increase (decrease) in net assets resulting from operations	$(63,390,135)

*Foreign taxes withheld on dividends	$373,665

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

TEMPLETON GLOBAL SMALLER COMPANIES FUND

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Six Months Ended February 28, 2019 (unaudited)	Year Ended August 31, 2018

Increase (decrease) in net assets:
Operations:
Net investment income	$ 1,514,392	$9,801,333
Net realized gain (loss)	11,808,012	82,135,530
Net change in unrealized appreciation (depreciation)	(76,712,539)	18,597,381

Net increase (decrease) in net assets resulting from operations	(63,390,135)	110,534,244

Distributions to shareholders: (Note 1e)
Class A	(80,865,690)	(47,065,753)
Class C	(1,516,611)	(1,232,674)
Class R6	(7,246,701)	(4,310,493)
Advisor Class	(5,376,187)	(2,315,112)

Total distributions to shareholders	(95,005,189)	(54,924,032)

Capital share transactions: (Note 2)
Class A	51,429,501	79,737,756
Class C	(13,003,705)	6,554,723
Class R6	4,884,599	79,686,105
Advisor Class	(6,132,178)	(33,188,615)

Total capital share transactions	37,178,217	132,789,969

Net increase (decrease) in net assets	(121,217,107)	188,400,181

Net assets:
Beginning of period	1,399,057,759	1,210,657,578

End of period (Note 1e)	$1,277,840,652	$1,399,057,759

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

TEMPLETON GLOBAL SMALLER COMPANIES FUND

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers four classes of shares: Class A, Class C, Class R6 and Advisor Class. Beginning on October 19, 2018, Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern

franklintempleton.com	Semiannual Report	21

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   Organization and Significant Accounting

Policies (continued)

a.  Financial Instrument Valuation (continued)

time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. At February 28, 2019, a market event occurred resulting in a portion of the securities held by the Fund being valued using fair value procedures.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

The Fund participates in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Fund. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statement of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower.

d.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, the Fund filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statement of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statement of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Fund, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of February 28, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.*

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

franklintempleton.com	Semiannual Report	23

TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting Policies (continued)

*Effective during the current reporting period, it is no longer required to present certain line items in the Statements of Changes in Net Assets. The below prior period amounts affected by this change are shown as they were in the prior year Statements of Changes in Net Assets.

For the year ended August 31, 2018, distributions to shareholders were as follows:

Distributions from net investment income:
Class A	$(6,823,698)
Class R6	(958,371)
Advisor Class	(376,117)
Distributions from net realized gains:
Class A	(40,242,055)
Class C	(1,232,674)
Class R6	(3,352,122)
Advisor Class	(1,938,995)

For the year ended August 31, 2018, undistributed net investment income included in net assets was $8,015,600.

2.  Shares of Beneficial Interest

At February 28, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended February 28, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold[a]	6,864,838	$62,332,929	14,149,187	$162,145,959
Shares issued in reinvestment of distributions	10,047,309	77,665,701	4,297,909	45,085,065
Shares issued on reorganization	—	—	5,814,856	48,100,274
Shares redeemed	(9,871,298)	(88,569,129)	(16,669,577)	(175,593,542)

Net increase (decrease)	7,040,849	$51,429,501	7,592,375	$79,737,756

Class C Shares:
Shares sold	217,761	$1,852,979	564,783	$7,457,199
Shares issued in reinvestment of distributions	203,155	1,487,095	121,619	1,211,325
Shares issued on reorganization	—	—	845,400	6,619,750
Shares redeemed[a]	(1,845,202)	(16,343,779)	(876,633)	(8,733,551)

Net increase (decrease)	(1,424,286)	$(13,003,705)	655,169	$6,554,723

Class R6 Shares:
Shares sold	1,246,646	$11,007,399	8,956,576	$95,486,197
Shares issued in reinvestment of distributions	723,280	5,598,191	305,123	3,206,838
Shares issued on reorganization	—	—	807	6,703
Shares redeemed	(1,276,542)	(11,720,991)	(1,791,232)	(19,013,633)

Net increase (decrease)	693,384	$4,884,599	7,471,274	$79,686,105

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Six Months Ended February 28, 2019		Year Ended August 31, 2018
	Shares	Amount	Shares	Amount

Advisor Class Shares:
Shares sold	656,426	$6,046,112	2,685,793	$34,035,410
Shares issued in reinvestment of distributions	601,296	4,666,053	172,678	1,818,303
Shares issued on reorganization	—	—	2,591,586	21,560,132
Shares redeemed	(1,871,043)	(16,844,343)	(8,524,790)	(90,602,460)
Net increase (decrease)	(613,321)	$(6,132,178)	(3,074,733)	$(33,188,615)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Subadvisor
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Fund pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $200 million
0.885%	Over $200 million, up to and including $700 million
0.850%	Over $700 million, up to and including $1 billion
0.830%	Over $1 billion, up to and including $1.2 billion
0.805%	Over $1.2 billion, up to and including $5 billion
0.785%	Over $5 billion, up to and including $10 billion
0.765%	Over $10 billion, up to and including $15 billion
0.745%	Over $15 billion, up to and including $20 billion
0.725%	In excess of $20 billion

For the period ended February 28, 2019, the annualized gross effective investment management fee rate was 0.868% of the Fund’s average daily net assets.

Under a subadvisory agreement, FTIC, an affiliate of TIC, provides subadvisory services to the Fund. The subadvisory fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.  Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Fund. The fee is paid by TIC based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3.  Transactions with Affiliates (continued)

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers.	$65,724
CDSC retained	$3,802

Effective September 10, 2018, the Board approved changes to certain front-end sales charges and dealer commissions on Class A shares. Further details are disclosed in the Fund’s Prospectus.

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended February 28, 2019, the Fund paid transfer agent fees of $868,925 of which $408,625 was retained by Investor Services.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended February 28, 2019, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Income from securities loaned	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 2.06%	34,569,390	93,553,521	(94,906,226)	33,216,685	$33,216,685	$308,638	$ —	$ —

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until December 31, 2019.

Prior to January 1, 2019, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

4.  Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended February 28, 2019, there were no credits earned.

5.  Income Taxes

At February 28, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$1,056,359,161

Unrealized appreciation	$365,563,278
Unrealized depreciation	(112,532,736)

Net unrealized appreciation (depreciation)	$253,030,542

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and corporate actions.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended February 28, 2019, aggregated $76,225,609 and $122,313,925, respectively.

At February 28, 2019, in connection with securities lending transactions, the Fund loaned equity investments received $33,216,685 of cash collateral. The gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statement of Assets and Liabilities. The agreements can be terminated at any time.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended February 28, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Non-Controlled Affiliates
Agrofresh Solutions Inc. (Value is 1.0% of Net Assets)	2,901,800	—	—	2,901,800	$12,506,758	$—	$—	$(6,790,212)

9.  Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended February 28, 2019, the Fund did not use the Global Credit Facility.

10.  Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

A summary of inputs used as of February 28, 2019, in valuing the Fund’s assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Belgium	$—	$28,393,910	$—	$28,393,910
Indonesia	—	—	678,426	678,426
All Other Equity Investments	1,185,300,682	—	—	1,185,300,682
Short Term Investments	33,216,685	61,800,000	—	95,016,685

Total Investments in Securities	$1,218,517,367	$90,193,910	$678,426	$1,309,389,703

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common, preferred stocks and management investment companies as well as other equity interests.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11.  Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ETF	Exchange Traded Fund
FHLB	Federal Home Loan Bank

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Tax Information (unaudited)

At August 31, 2018, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund hereby reports to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This written statement will allow shareholders of record on December 20, 2018, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign source qualified dividends as reported by the Fund to shareholders of record.

	Foreign Tax Paid	Foreign Source	Foreign Source Qualified
Class	Per Share	Income Per Share	Dividends Per Share

Class A	$0.0128	$0.0832	$0.0515
Class C	$0.0128	$0.0155	$0.0095
Class R6	$0.0128	$0.1046	$0.0648
Advisor Class	$0.0128	$0.0965	$0.0596

Foreign Tax Paid Per Share is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund’s distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share is the amount per share of income dividends attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.1

Foreign Source Qualified Dividends Per Share is the amount per share of foreign source qualified dividends plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income Per Share that were derived from qualified foreign securities held by the Fund.1

In February 2019, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2018. The Foreign Source Income reported on Form 1099-DIV was not adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2018 individual income tax returns.

1Qualified dividends are taxed at reduced long term capital gains tax rates. In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.

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TEMPLETON GLOBAL SMALLER COMPANIES FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Templeton Global Smaller Companies Fund

Investment Manager

Templeton Investment Counsel, LLC

Subadvisor

Franklin Templeton Investments Corp.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2019 Franklin Templeton Investments. All rights reserved.	103 S 04/19

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A

(d)	N/A

(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)    (1)   The Registrant has an audit committee financial expert serving on its audit committee.

(2)	The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment

Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSRS, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls: Effective November 1, 2018, the Registrant’s controls were enhanced through the implementation of a daily secondary review of market events following the close of trading on foreign stock markets to ensure the appropriate application of market level fair value.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration

Date April 26, 2019

By	/s/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer

Date April 26, 2019